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                                                                   EXHIBIT 10.35

                              LSI LOGIC CORPORATION
                           1991 EQUITY INCENTIVE PLAN
                              AMENDED AND RESTATED


        1. Purpose of the Plan. The purpose of the LSI Logic Corporation 1991 Equity Incentive Plan (the "Plan") is to enable LSI Logic Corporation (the "Company") to provide an incentive to eligible employees, including officers, and consultants whose present and potential contributions are important to the continued success of the Company, to afford them an opportunity to acquire a proprietary interest in the Company, and to enable the Company to enlist and retain in its employ the best available talent for the successful conduct of its business. It is intended that this purpose will be effected through the granting of stock options.

        2. Definitions. As used herein, the following definitions shall apply:

               (a) "Award" means any Option granted.

               (b) "Board" means the Board of Directors of the Company.

               (c) "Code" means the Internal Revenue Code of 1986, as amended.

               (d) "Committee" means the Committee or Committees referred to in
Section 5 of the Plan. If at any time no Committee shall be in office, then the functions of the Committee specified in the Plan shall be exercised by the Board.

               (e) "Common Stock" means the Common Stock, $0.01 par value (as adjusted from time to time), of the Company.

               (f) "Company" means LSI Logic Corporation, a corporation organized under the laws of the state of Delaware, or any successor corporation.

               (g) "Consultant" means any person, including an advisor, who is engaged by the Company or any Parent or Subsidiary to render services for its benefit and is compensated for such services, provided the term Consultant shall not include directors who are not compensated for their services or are paid only a director's fee by the Company.

               (h) "Director" means a member of the Board.

               (i) "Disability" means a disability, whether temporary or permanent, partial or total, as defined in Section 22(e)(3) of the Code.



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               (j) "Employee" means any person, including officers and
directors, employed by the Company or any Subsidiary, provided the term Employee shall not include non-employee directors and the payment of directors' fees by the Company shall not be sufficient to constitute "employment" by the Company.

               (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               (l) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                      (i) if such Common Stock shall then be listed on a
               national securities exchange, the closing sales price (or the closing bid, if no sales were reported) as quoted on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or

                      (ii) the closing sales price (or the closing bid, if no
               sales were reported) as quoted on the NASDAQ National Market System, or

                      (iii) if such Common Stock shall not be quoted on such
               National Market System nor listed or admitted to trading on a national securities exchange, then the average of the closing bid and asked prices, as reported by The Wall Street Journal for the over-the-counter market, or

                      (iv) if none of the foregoing is applicable, then the Fair
               Market Value of a share of Common Stock shall be determined by the Board of Directors of the Company in its discretion.

               (m) "Incentive Stock Option" means an Option intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

               (n) "Nonstatutory Stock Option" means any Option that is not an Incentive Stock Option.

               (o) "Option" means any option to purchase shares of Common Stock granted pursuant to Section 7 below.

               (p) "Optionee" means any holder of an Option.

               (q) "Outside Director" means a Director who is not an Employee of the Company.



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               (r) "Plan" means this 1991 Equity Incentive Plan, as hereinafter amended from time to time.

               (s) "Senior Management Employees" means Employees who are executive officers or vice presidents of the Company.

               (t) "Subsidiary" means a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or by a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or by a Subsidiary.

        In addition, the terms "Tax Date" and "Insiders" shall have meanings set forth in Section 8.

        3. Eligible Participants. Any Employee or Consultant of the Company or of a Subsidiary whom the Committee deems to have the potential to contribute to the future success of the Company shall be eligible to receive Awards under the Plan; provided, however, that any Options intended to qualify as Incentive Stock Options shall be granted only to Employees of the Company or its Subsidiaries.

        4. Stock Subject to the Plan. Subject to Sections 9 and 10, the total number of shares of Common Stock reserved and available for distribution pursuant to the Plan shall be 18,000,000 shares. Subject to Sections 9 and 10 below, if any shares of Common Stock that have been optioned under an Option cease to be subject to such Option Award granted hereunder are forfeited or repurchased or any such award otherwise terminates without a payment being made to the participant in the form of Common Stock, such shares shall again be available for distribution in connection with future Awards under the Plan.

        5.     Administration.

               (a) Procedure. The Plan shall be administered by the Board or a Committee designated by the Board to administer the Plan, which Committee shall be constituted to permit the Plan to comply with Rule 16b-3 promulgated under the Exchange Act, or any successor rule thereto ("Rule 16b-3"). If permitted by Rule 16b-3, the Plan may be administered by different bodies with respect to Employees who are Directors, Senior Management Employees, or Employees who are neither directors nor officers and Consultants.

               Once appointed, a Committee shall continue to serve until otherwise directed by the Board. From time to time the Board may change the size of a Committee, appoint additional members thereof, remove members (with or without cause), appoint new members in substitution therefor, fill vacancies, however caused



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and remove all members of a Committee and thereafter directly administer the
Plan, all to the extent permitted by Rule 16b-3. As used herein, except in Sections 10, 12 and 17, reference to Committee shall mean such Committee or the Board, whichever is then acting with respect to the Plan.

               (b) Authority. Subject to the general purposes, terms, and conditions of the Plan, and to the direction of the Board, the Committee, if there be one, shall have full power to implement and carry out the Plan including, but not limited to, the following:

                      (i) to select the Employees and Consultants of the Company and/or its Subsidiaries to whom Options may from time to time be granted hereunder;

                      (ii) to determine whether and to what extent Options are to be granted hereunder;

                      (iii) to determine the number of shares of Common Stock to be covered by each such Award granted hereunder;

                      (iv) to approve forms of agreement for use under the Plan;

                      (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder (including, but not limited to, the share price and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding any Option and/or the shares of Common Stock relating thereto, based in each case on such factors as the Committee shall determine, in its sole discretion);

                      (vi) to determine whether and under what circumstances an Option may be settled in cash instead of Common Stock;

                      (vii) to determine the form of payment that will be acceptable consideration for exercise of an Option granted under the Plan;

                      (viii) to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an Award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount (if any) of any deemed earnings on any deferred amount during any deferral period);


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               Shareholder approval shall required to reduce the exercise price of any Option. For grants of Incentive Stock Options only, any other material amendments to the Plan shall require shareholder approval. The Committee shall have the authority to construe and interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, and to make all other determinations necessary or advisable for the administration of the Plan.

        6. Duration of the Plan. The Plan shall remain in effect until terminated by the Board under the terms of the Plan, provided that in no event may Incentive Stock Options be granted under the Plan later than March 8, 2001, 10 years from the date the Plan was adopted by the Board.

        7. Stock Options. The Committee, in its discretion, may grant Options to eligible participants and shall determine whether such Options shall be Incentive Stock Options or Nonstatutory Stock Options. Each Option shall be evidenced by a written Option agreement which shall expressly identify the Option as an Incentive Stock Option or as a Nonstatutory Stock Option, and shall be in such form and contain such provisions as the Committee shall from time to time deem appropriate. Option agreements shall contain the following terms and conditions:


               (a) Option Price; Number of Shares. The Option price, which shall be approved by the Committee, may not be less than the Fair Market Value of the Common Stock at the time the Option is granted.

               The Option agreement shall specify the number of shares of Common Stock to which it pertains.

               (b) Waiting Period until Option Vesting and Exercise Dates. At the time an Option is granted, the Committee will determine the terms and conditions to be satisfied before shares may be purchased, including the dates on which the right to purchase shares subject to the Option will vest and such shares may first be purchased. The Committee may specify that an Option may not be exercised until the completion of the waiting period specified at the time of grant. (Any such period is referred to herein as the "Initial Vesting Period.") At the time an Option is granted, the Committee shall fix the period within which such Option may be exercised, which shall not be less than the Initial Vesting Period, if any, nor, in the case of an Incentive Stock Option, more than 10 years from the date of grant.

               (c) Form of Payment. The consideration to be paid for the shares of Common Stock to be issued upon exercise of an Option, including the method of payment, shall be determined by the Committee (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (i) cash,



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(ii) check, (iii) promissory note, (iv) other shares of Common Stock which (x)
either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and
(y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the shares as to which said Option shall be exercised, (v) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price, (vi) delivery of an irrevocable subscription agreement for the shares which obligates the option holder to take and pay for the shares not more than 12 months after the date of delivery of the subscription agreement, (vii) any combination of the foregoing methods of payment, or (viii) such other consideration and method of payment for the issuance of shares to the extent permitted under the Delaware General Corporation Law.

               (d) Effect of Termination of Employment or Death or Disability of Employee Participants.

                      (i) Termination of Employment in General. In the event that an Optionee during his or her lifetime ceases to be an Employee of the Company or of any Subsidiary for any reason, other than misconduct of the Optionee, including retirement, any Option, including any unexercised portion thereof, which was otherwise exercisable on the date of termination of employment, shall expire in accordance with the following provisions:

                             (A) Non-statutory Options shall expire unless
exercised within such time period as is determined by the Committee; which shall be ninety (90) days from the date the Optionee ceases to be an Employee unless the Committee has specified another time period prior to the expiration of such ninety (90) day period; and

                             (B) Incentive Stock Options shall expire unless
exercised within a period of ninety (90) days from the date on which the Optionee ceased to be an Employee (or such lesser period as is set out in Option agreement),

                      Notwithstanding the foregoing, the period of exercisability provided for above, as applicable shall in no event continue after the expiration of the term of such Option as set forth in the Option agreement.

                      (ii) Misconduct: If in any case the Committee shall determine that an Employee or Consultant shall have been discharged due to the Employee's or Consultant's misconduct (as defined below) such Employee or Consultant, as the case may be, shall not thereafter have any rights under the Plan or any Option that shall have been granted to him or her under the Plan. For purposes of the Plan, "misconduct" means conduct for which the Company's determines to terminate the employment of an Employee or to terminate any Consultant's arrangements with the



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Company that constitutes (i) willful breach or neglect of duty; (ii) failure or refusal to work or to comply with the Company's rules, policies, and practices;
(iii) dishonesty; (iv) insubordination; (v) being under the influence of drugs (except to the extent medically prescribed) or alcohol while on duty or on Company premises; (vi) conduct endangering, or likely to endanger, the health or safety of another Employee, any other person or the property of the Company; or
(vii) conviction of a felony.

                      (iii) Termination of Employment due to Disability or Death. In the event of the death or permanent, total Disability of an Optionee during the period of employment, that portion of the Option which had become exercisable as of the date of death or permanent, total Disability shall be exercisable by the employee or his or her personal representatives, heirs, or legatees within 12 months of the date of death or permanent, total Disability or such time period as is determined by the Committee (but in the case of an Incentive Stock Option, in no event no more than 12 months after the date of death or permanent, total Disability or after the expiration of the term of such Option as set forth in the Option agreement.) In the event of the death of an Optionee within three months after termination of employment, that portion of the Option which had become exercisable as of the date of termination shall be exercisable by his or her personal representatives, heirs, or legatees within six months of the date of death or such time period as is determined by the Committee (but in the case of an Incentive Stock Option, in no event after the expiration of the term of such Option as set forth in the Option agreement.) In the event that an Optionee ceases to be an Employee of the Company or of any Subsidiary for any reason, including death, Disability or retirement, prior to the lapse of the Initial Vesting Period, if any, his or her Option shall terminate and be null and void to the extent the requirement for such Initial Vesting Period has not been satisfied.

               (e) Leave of Absence. The employment relationship shall not be considered interrupted in the case of: (i) sick leave, military leave or any other leave of absence approved by the Board; provided that any such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract, statute or pursuant to formal policy adopted from time to time by the Company and issued and promulgated to Employees in writing, or (ii) in the case of transfer between locations of the Company or between the Company, its Subsidiaries or its successor. In the case of any Employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Option while on leave from the employ of the Company or a Subsidiary as it may deem appropriate, if any, except that in no event shall an Option be exercised after the expiration of the term set forth in the Option agreement.

               (f) Acceleration of Vesting or Initial Vesting Period. The Committee may accelerate the earliest date on which outstanding Options (or any installments thereof) are exercisable.



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               (g) Special Incentive Stock Option Provisions. In addition to the foregoing, Options granted to Employees under the Plan which are intended to be Incentive Stock Options under Section 422 of the Code shall be subject to the following terms and conditions:

                      (i) Dollar Limitation. To the extent that the aggregate Fair Market Value of the shares of Common Stock with respect to which Options designated as Incentive Stock Options become exercisable for the first time by any individual during any calendar year (under all plans of the Company) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of the preceding sentence, (i) Options shall be taken into account in the order in which they were granted and (ii) the Fair Market Value of the shares shall be determined as of the time the Option with respect to such shares was granted.

                      (ii) 10% Stockholder. If any person to whom an Incentive Stock Option is to be granted pursuant to the provisions of the Plan is, on the date of grant, the owner of Common Stock (as determined under Section 425(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, then the following special provisions shall be applicable to the Option granted to such individual:

                                    (A) The Option price per share of the Common
                Stock subject to such Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Common Stock on the date of grant; and

                                    (B) The Option shall not have a term in
                excess of five years from the date of grant.

Except as modified by the preceding provisions of this Subsection 7(g) and except as otherwise required by Section 422 of the Code, all of the provisions of the Plan shall be applicable to the Incentive Stock Options granted hereunder.

               (h) Other Provisions. Each Option granted under the Plan may contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Committee.

               (i) Options to Consultants. Except as set forth in Section 7(d)(ii), Options granted to Consultants shall not be subject to Section 7(d) of the Plan, but shall have such terms and conditions pertaining to the Initial Vesting Period (if any), exercise date, and effect of termination of the consulting relationship as the Committee shall determine in each case. Unless otherwise stated, termination of the consulting



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relationship shall be deemed to have occurred at the completion of the consulting project for which Consultant was engaged at the time of the grant or termination of the Consulting Agreement, if earlier.

               (j) Buyout Provisions. The Committee may at any time offer to buy out for a payment in cash or Common Stock, an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Optionee at the time that such offer is made.

               (k) Rule 16b-3. Options granted to persons subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall be deemed to contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

        (l) Limits. The following limitations shall apply to grants of Options to employees:

                      (i) No employee shall be granted, in any fiscal year of the Company, Options to purchase more than 750,000 Shares.

                      (ii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization or organization as described in Sections 9 and 10.

                      (iii) If an Option grant made under the Plan is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 9 or Section 10), the canceled Option grant will be counted against the limit set forth in
                      Section 7(l)(i), above. For this purpose, if the exercise price of an Option grant is reduced, the transaction will be treated as a cancellation of the Option grant and the grant of a new Option.

        8. Withholding Taxes; Stock Withholding to Satisfy Withholding Tax Obligations. Whenever, under the Plan, shares are to be issued in satisfaction of Options granted hereunder, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy federal, state, and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. Whenever, under the Plan, payments are to be made in cash, such payment shall be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.



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        When a participant incurs tax liability in connection with the exercise or vesting of any Option, which tax liability is subject to tax withholding under applicable tax laws, and the participant is obligated to pay the Company an amount required to be withheld under applicable tax laws, the participant may satisfy the withholding tax obligation by electing to have the Company withhold from the shares to be issued that number of shares having a Fair Market Value equal to the amount required to be withheld determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

               All elections by participant to have shares withheld for this purpose shall be made in writing in a form acceptable to the Committee and shall be subject to the following restrictions:

                      (i) the election must be made on or prior to the applicable Tax Date;

                      (ii) once made, the election shall be irrevocable as to the particular shares as to which the election is made;

                      (iii) all elections shall be subject to the disapproval of the Committee; and

                      (iv) if the participant is an officer or Director of the Company or other person whose transactions in Common Stock are subject to Section 16(b) of the Exchange Act (collectively "Insiders"), the election may not be made during such time or times, if any, as are restricted by Rule 16b-3 or any successor provision.

        9. Recapitalization. In the event that dividends are payable in Common Stock or in the event there are splits, subdivisions, or combinations of shares of Common Stock, the number of shares available under the Plan shall be increased or decreased proportionately, as the case may be, and the number of shares of Common Stock deliverable in connection with any Option theretofore granted shall be increased or decreased proportionately, as the case may be, without change in the aggregate purchase price (where applicable).

        10. Reorganization. In case the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, or in case the property or stock of the Company is acquired by another corporation, or in case of separation, reorganization, or liquidation of the Company, then the Board, or the board of directors of any corporation assuming the obligations of the Company hereunder, shall, as to outstanding Options either (a) make appropriate provision for the protection of any such outstanding Options by the assumption or substitution on an equitable



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basis of appropriate stock of the Company or of the merged, consolidated, or otherwise reorganized corporation which will be issuable in respect to the shares of Common Stock, provided that in the case of Incentive Stock Options, such assumption or substitution comply with Section 424 of the Code, or (b) upon written notice to the participant, provide that the Option must be exercised within 30 days of the date of such notice or it will be terminated. In any such case, the Board or the Committee may, in its discretion, advance the lapse of vesting periods, Initial Vesting Periods, and exercise dates.

        11. Employment Relationship. Nothing in the Plan or any Award made hereunder shall be construed as a contract for employment or consulting for any period or shall interfere with or limit in any way the right of the Company or of any Subsidiary to terminate any recipient's employment or consulting relationship at any time, with or without cause, nor confer upon any recipient any right to continue in the employ or service of the Company or any Subsidiary.

        12. General Restriction. Each Award shall be subject to the requirement that, if, at any time, the Board shall determine, in its discretion, that the listing, registration, or qualification of the shares subject to such Award upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, such Award or the issue or purchase of shares thereunder, such Award may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

        13. Rights as a Stockholder. The holder of an Option shall have no rights as a stockholder with respect to any shares covered by the Option until the date of exercise. Once an Option is exercised by the holder thereof, the participant shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her holding is entered upon the records of the duly authorized transfer agent of the Company. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

        14. Nonassignability of Awards. Awards made hereunder shall not be assignable or transferable by the recipient in accordance with their terms, except to the extent permitted by the tax and securities laws, including by will or by the laws of descent and distribution, and as otherwise consistent with the specific Plan provisions relating thereto.

        15. Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board, the submission of the Plan to the stockholders of the Company for approval, nor any provision of the Plan shall be construed as creating any limitations on the power of the



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Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

        16. Amendment, Suspension, or Termination of the Plan. The Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any participant in the Plan without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or under Section 423 of the Code (or any other applicable law or regulation), the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

        17. Effective Date of the Plan. The Amended and Restated Plan is effective upon adoption by the Board and shall be subject to stockholder approval within 12 months of adoption by the Board. Options may be granted and exercised under the Plan only after there has been compliance with all applicable federal and state securities laws.



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